UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2006
(Date of Report (Date of earliest event reported))

Longview Fibre Company
(Exact name of Registrant as specified in its charter)

Commission file number 001-10061

Washington	91-0298760
(State or other jurisdiction of	(I.R.S. employer
Incorporation or organization)	Identification No.)

300 Fibre Way, Longview, Washington	98632
(Address of principal executive offices)	(Zip Code)

(360) 425-1550
(Registrant's telephone number including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On August 7, 2006 Longview Fibre Company issued a press release announcing its second fiscal quarter results. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number  Description

99.1	Press release, dated August 7, 2006, announcing second fiscal quarter results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY
Registrant

L. J. MCLAUGHLIN
L. J. MCLAUGHLIN
Senior Vice President-Finance,
Secretary and Treasurer

Dated: August 7, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER Exhibit Description

99.1 Press Release issued August 7, 2006